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                                                                EXHIBIT 23(a)





                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated November 7, 1997 relating to the financial statements of First SunAmerica Life Insurance Company, which appears in such Prospectus. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus.





PRICE WATERHOUSE LLP
Los Angeles, California
January 19, 1998